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                                                                   Exhibit 10.48

                                    AGREEMENT

         AGREEMENT (the "AGREEMENT") made as of this 7th day of June, 2002, by and between REPUBLIC AIRWAYS HOLDINGS INC., a Delaware corporation (the "Company"), and DELTA AIR LINES, INC., a Delaware corporation ("DELTA").

                              W I T N E S S E T H:

         WHEREAS, on the date hereof Delta, the Company and Chautauqua Airlines, Inc., a subsidiary of the Company ("CHAUTAUQUA"), are entering into that certain Delta Connection Agreement (the "CONNECTION CARRIER AGREEMENT"); and

         WHEREAS, in connection therewith, the Company has agreed to grant Delta certain rights to participate in an initial public offering of the Company's Common Stock (as defined below), on the terms and subject to the conditions set forth herein, and to grant Delta certain other rights;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                               A G R E E M E N T:

1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

         "COMMISSION" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "COMMON STOCK" shall mean the common stock, par value $.001 per share, of the Company.

         "CURRENT REGISTRATION STATEMENT" shall mean the Company's registration statement on Form S-1 under the Securities Act currently on file with the Commission (registration number 333-84092), as amended from time to time.

         "IPO" shall mean an initial public offering of Common Stock pursuant to the Current Registration Statement.

         "IPO SHARE PRICE" shall mean the price per share at which the IPO Shares are offered to the public pursuant to the IPO.

         "IPO SHARES" shall mean the shares of Common Stock offered for sale pursuant to the IPO.

         "LOCK-UP" shall have the meaning set forth in Section 5.

         "PARTICIPATION SHARES" shall have the meaning set forth in Section
2(a).

         "PERCENTAGE AMOUNT" shall mean, for each Terminated Aircraft, a percentage calculated by DIVIDING (a) the aggregate number of months from the date each Terminated Aircraft was taken out of service through December 31, 2009, by (b) 1,719.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

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         "TERMINATED AIRCRAFT" shall have the meaning set forth in Section
3(b).

         "TERMINATED SHARE AMOUNT" shall have the meaning set forth in
Section 3(b)(i).

         "WARRANT" shall have the meaning set forth in Section 3(a).

         "WARRANT SHARE SHORTFALL" shall have the meaning set forth in
Section 3(b)(iii).

         "WARRANT SHARES" shall mean the shares of Common Stock issued upon exercise of the Warrant.

         "WARRANT SHORTFALL" shall have the meaning set forth in Section
3(b)(i).

2.         IPO PARTICIPATION RIGHTS.

           (a) The Company hereby grants to Delta the right to purchase up to five percent (5%) of the IPO Shares offered for sale pursuant to the Company's IPO, at a per share purchase price equal to the IPO Share Price. Delta may purchase all or less than all of the IPO Shares granted to it pursuant to this Agreement (any such IPO Shares purchased by Delta, the "Participation Shares").

           (b) The Company shall provide to Delta a copy of the preliminary prospectus (and any amended or supplemental prospectus) concurrent with its distribution to the public. The Company shall provide Delta with no less than 72 hours' prior written notice of the commencement of public trading of the IPO Shares. Delta shall provide written notice to the Company of the number of IPO Shares that Delta will purchase pursuant to this Agreement no later than 48 hours prior to the commencement of public trading of the IPO Shares.

3.         WARRANT.

           (a) Concurrently with the execution and delivery of the Connection Carrier Agreement, the Company shall issue to Delta a warrant to purchase shares of Common Stock in the form attached as EXHIBIT A hereto (the "WARRANT"), provided that the Warrant shall not be effective until the effective date of an initial public offering of the common stock of the Company.

           (b) Notwithstanding anything to the contrary contained in the Warrant, in the event that at any time prior to January 1, 2010, (i) Delta takes any of the Chautauqua aircraft out of service pursuant to Section 11(F) of the Connection Carrier Agreement or (ii) Chautauqua or the Company takes any of the Chautauqua aircraft out of service pursuant to Section 11(B) or 11(C) of the Connection Carrier Agreement, (each such aircraft, a "TERMINATED AIRCRAFT"), Delta shall, within three business days after such Terminated Aircraft has been taken out of service,

                      (i) First, if Delta continues to hold any portion of the Warrant, cancel, without any consideration therefor, such portion of the Warrant as is exercisable for the number of shares of Common Stock (the "TERMINATED SHARE AMOUNT") equal to (A) the Percentage Amount MULTIPLIED BY (B) the original number of shares of Common Stock issuable upon exercise of the Warrant; provided, that if the number of shares of Common Stock issuable upon exercise of the Warrant or that portion thereof which Delta continues to hold is less than the Terminated Share Amount (such difference being the "WARRANT SHORTFALL"), all of such remaining portion of the Warrant shall be cancelled without any consideration therefor; and

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                      (ii)        Then, if a Warrant Shortfall exists, and
Delta holds any Warrant Shares , at the Company's option, sell to the Company, at the Exercise Price (as defined in the Warrant), a number of Warrant Shares as is equal to the Warrant Shortfall, and

                      (iii) Finally, if the Company has exercised its option set forth in the previous clause (ii), and if the number of Warrant Shares held by Delta prior to the application of the previous clause (ii) is less than the number of shares constituting the Warrant Shortfall (such difference being the "WARRANT SHARE SHORTFALL"), pay to the Company a portion of the pretax profit, if any, realized by Delta from the sale or transfer by Delta of the Warrant or the Warrant Shares calculated by multiplying the aggregate pretax profit realized by Delta from the sale or transfer of the Warrant Shares and/or the Warrant by a fraction, (A) the numerator of which is the number of Warrant Shares constituting the Warrant Share Shortfall and (B) the denominator of which is the aggregate number of (x) Warrant Shares sold or transferred by Delta and (y) shares of Common Stock represented by any portion of the Warrant that was sold or transferred by Delta.

4.         REGISTRATION RIGHTS.         Pursuant to an amended and restated
registration rights agreement, in the form attached hereto as EXHIBIT B, to be entered into by and among the Company, Delta and certain other investors in the Company on the date hereof, Delta shall be granted registration rights with respect to certain securities of the Company.

5.         LOCK-UP.         Delta agrees, if requested by the principal
underwriter managing the IPO, not to publicly sell the Participation Shares or the Warrant Shares held by Delta without the prior written consent of such underwriter for no more than one hundred eighty (180) days following the effective date of the Current Registration Statement (the "LOCK-UP"); provided that the terms of any such Lock-Up are no more restrictive than the terms of the least restrictive lock-up or similar restriction imposed on any stockholder of the Company affiliated with Wexford Capital LLC or any executive officer of the Company.

6. AMENDMENT; WAIVER. No amendment, alteration or modification of this Agreement shall be valid unless in each instance such amendment, alteration or modification is expressed in a written instrument executed by Delta and the Company. No waiver of any provision of this Agreement shall be valid unless it is expressed in a written instrument duly executed by the party or parties making such waiver. The failure of any party to insist, in any one or more instances, on performance of any of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such term, covenant or condition but the obligation of any party with respect thereto shall continue in full force and effect.

7.         NOTICES.   All notices and other communications required or
permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or transmitted by facsimile or delivered by nationally recognized overnight courier, addressed:

         if to Delta, to the following address:

         Delta Air Lines, Inc.
         1030 Delta Blvd.
         Atlanta, Georgia  30320

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         Attention:  Sr. Vice President - Finance, Treasury and Corp. Dev.
         Phone: (404) 714-1724
         Fax:  (404) 677-1182

with a copy to:

         Delta Air Lines, Inc.
         1030 Delta Blvd.
         Atlanta, Georgia  30320
         Attention:  Sr. Vice President and General Counsel
         Phone: (404) 715-2191
         Fax:  (404) 715-2233

                  and

         if to the Company, to the following address, or at such other address as the Company shall have furnished to Delta:

         Republic Airways Holdings Inc.
         2500 S. High School Road,
         Suite 160
         Indianapolis, IN 46241
         Attention:  Bryan Bedford
         Phone:  317-484-6047
         Fax:  317-484-4547

Alternatively, to such other address as a party hereto supplies to the other party in writing.

8. SUCCESSORS AND ASSIGNS. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective permitted transferees, successors and assigns of the parties hereto; provided, that neither party hereto may assign its rights hereunder without the prior written consent of the other party (such consent not to be unreasonably withheld).

9. GOVERNING LAW. This Agreement is to be governed by and interpreted under the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

10. TITLES AND SUBTITLES. The titles of the sections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

11. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not be deemed to affect the validity or enforceability of any other provision of this Agreement.

12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

13. ENTIRE AGREEMENT. This Agreement, together with the Connection Carrier Agreement and the other agreements delivered in connection herewith and therewith, constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof

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and supersedes all previous agreements, arrangements and understandings, whether written or oral, with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        REPUBLIC AIRWAYS HOLDINGS INC.

                                        By: /s/ Robert H. Cooper
                                           ------------------------------------
                                           Name: Robert H. Cooper
                                           Title: EVP and CEO

                                        DELTA AIR LINES, INC.

                                        By: /s/ Frederick Buttrell
                                           ------------------------------------
                                           Name: Frederick Buttrell
                                           Title: President and CEO,
                                                  Delta Connection, Inc.

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                                   EXHIBIT A

                              FORM OF IPO WARRANT

                             (See Exhibit 10.50)
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                                   EXHIBIT B

                     FORM OF REGISTRATION RIGHTS AGREEMENT

                             (See Exhibit 10.15)